Full Prospectus Supplement

Supplement Dated September 16, 2013
To The Summary Prospectus Dated April 29, 2013

Supplement Dated September 16, 2013
To The Prospectus Dated April 29, 2013

JNL® Investors Series Trust

Please note that the changes apply to your variable annuity product(s).

Please add the following Fund on the cover page and to the Table of Contents:

JNL/PPM America Low Duration Bond Fund

The following Fund should be added to the summary prospectus section entitled “Summary Overview of Each Fund”:

JNL/PPM America Low Duration Bond Fund
Class A

Investment Objective.  The investment objective of the Fund is a high level of current income consistent with capital preservation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management	0.45%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses1	0.11%
Total Annual Fund Operating Expenses	0.76%

1 “Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and are based on estimated amounts for the initial fiscal year.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years
$78	$243

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. The Fund does not have portfolio turnover rate as of the date of this Prospectus as it has not commenced operations.

Principal Investment Strategies. The Fund invests primarily in investment-grade securities, including, without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities, and obligations of the U.S. government and its agencies.  The Fund may also invest in money market securities, collateralized mortgage obligations and foreign securities.  An investment grade securitiy is one that is rated within the four highest credit categories (e.g., AAA, AA, A, BBB, or equivalent) by at least one major credit rating agency or, if unrated, that has been determined by the Fund’s Sub-Adviser, PPM America, Inc. (the “Sub-Adviser” or “PPM”) to be of comparable quality.

The Fund’s average effective portfolio duration normally varies from one to three years.  The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the debt markets.  Duration is a measure of a bond price’s sensitivity to a change in interest rates.  Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.

Normally, the Fund invests at least 80% of its net assets, in bonds.  The Sub-Adviser considers bonds to be debt securities, including without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities and obligations of the U.S. government and its agencies.  For purposes of satisfying the 80% requirement, the Fund may also invest in derivative or other synthetic instruments that have economic characteristics similar to the debt instruments mentioned above. The Fund may invest up to 10% of its total assets in lower rated securities commonly known as “high yield” securities or “junk bonds”.  The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additonal Information.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in dollar rolls.

The Sub-Adviser determines the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise.

The Sub-Adviser selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•
Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivative holdings were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

•
Fixed income risk – The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Fund may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
High yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principle payments. An unanticipated default would result in a reduction in income, a decline in the market value of the related securities and a decline in value. During an economic turndown or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities.

•
Issuer risk – A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

•
When-issued, delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance.  The performance for the fund has not been included because the Fund has not commenced operations as of the date of this Prospectus.

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
PPM America, Inc.

Portfolio Manager:
Name:	Joined Fund Management Team In:	Title:
David Frizzie	September 2013	Senior Managing Director
Anthony Balestrieri	September 2013	Senior Managing Director

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

The following Fund should be added to the prospectus section entitled “Additional Information About Each Fund”:

JNL/PPM America Low Duration Bond Fund
Class A

Investment Objective.  The investment objective of the JNL/PPM America Low Duration Bond Fund is a high level of current income consistent with capital preservation.

Principal Investment Strategies.  The Fund invests primarily in investment-grade securities, including without limitation corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities, and obligations of the U.S. government and its agencies.  The Fund may also invest in money market securities, collateralized mortgage obligations and foreign securities.  An investment grade securitiy is one that is rated within the four highest credit categories (e.g., AAA, AA, A, BBB, or equivalent) by at least one major credit rating agency or, if unrated, that has been determined by the Fund’s Sub-Adviser, PPM America, Inc. (the “Sub-Adviser” or “PPM”) to be of comparable quality

The Fund’s average effective portfolio duration normally varies from one to three years.  The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the debt markets.  Duration is a measure of a bond price’s sensitivity to a change in interest rates.  Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.

Normally, the Fund invests at least 80% of its net assets (net assets plus the amount of any borrowings for investment purposes) in bonds. The Sub-Adviser conseres bonds to be debt securities, including without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities and obligations of the U.S. government and its agencies.  For purposes of satisfying the 80% requirement, the Fund may also invest in derivative or other synthetic instruments that have economic characteristics similar to the debt instruments mentioned above. The Fund may invest up to 10% of its total assets in lower rated securities commonly known as “high yield” securities or “junk bonds”.  The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additonal Information.  The Fund may use derivatives in order to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, or as a substitute position for holding the underlying asset on which the derivative instrument is based.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in dollar rolls.

The Sub-Adviser determines the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise.

The Sub-Adviser selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and sub-adviser transitions, the Sub-Adviser may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Credit risk
•	Derivatives risk
•	Fixed income risk
•	Foreign regulatory risk
•	Foreign securities risk
•	High yield bonds;lower- rated bonds, and unrated securities risk
•	Interest rate risk
•	Issuer risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mortgage-related and other asset-backed risk
•	U.S. Government securities risk
•	When-issued, delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  The Fund may invest up to 10% of its total assets in currencies denominated in foreign currencies.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Counterparty and settlement risk
•	Currency risk
•	Emerging markets risk
•	Leverage risk
•	Prepayment risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/PPM America Low Duration Bond Fund is PPM America, Inc. (the “Sub-Adviser”), located at 225 West Wacker Drive, Chicago, Illinois 60606.  As of June 30, 2013, PPM, an affiliate of the investment adviser to the JNL/PPM America Low Duration Bond Fund, managed approximately $94 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies.  PPM is an indirect wholly owned subsidiary of Prudential plc, a public company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Anthony Balestrieri, Senior Managing Director, and David Frizzie, Senior Managing Director, co-manage the assets of the Fund, with Mr. Frizzie assuming primary day-to-day responsibilities under Mr. Balestrieri’s oversight.  Mr. Balestrieri and Mr. Frizzie review portfolio holdings, discuss purchase and sale activity, and adjust holdings in the portfolio as they deem appropriate in pursuit of the Fund’s investment objectives.  As of June 30, 2013, PPM’s Public Fixed Income Group currently manages approximately $78 billion in assets for various institutional clients based in the U.S. and abroad.

David Frizzie, Senior Managing Director joined PPM in 2004 and is responsible for for asset backed securities analysis across PPM America’s total return fixed income portfolios.  In addition to this role, he assumed leadership for the analysis of PPM’s mortgage-backed securities portfolio in mid-2008.  Prior to joining PPM in April 2004, Mr. Frizzie spent seven years at Merrill Lynch Investment Managers as an asset-backed securities analyst and a portfolio manager of institutional separate accounts.  Mr. Frizzie earned a B.A. in Econonics from Gettysburg College in 1990, and received the Charted Financial Analyst designation in 2000.

Anthony Balestrieri, Senior Managing Director, Portfolio Manager and Head of Total Return Fixed Income, with his team, manages or supervises over $32 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri is one of the Portfolio Managers for the JNL/PPM America High Yield Bond Fund, the JNL/PPM America Strategic Income Fund, the Curian Long Short Credit Fund, the U.S. and Canadian dollar assets of the M&G Global Credit Investment Fund and with his team is responsible for managing the non-loan assets for the JNL/PPM America Floating Rate Income Fund.  From May 1998 until to joining PPM in June 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement will be available in the Fund’first Annual or Semi-Annual Report to shareholders.

In the section entitled “Glossary of Risks,” please add the following risks:

Fixed income risk –The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

In the section entitled “Management of the Trust,” sub-section “Investment Adviser,” please delete the third paragraph in its entirety and replace it with the following:

A discussion regarding the Board of Trustees’ basis for approving the advisory agreement is available in the Trust’s Semi-Annual Report dated June 30, 2013.

In the section entitled “Management of the Trust,” sub-section “Management Fee,” please add the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Funds)
JNL/PPM America Low Duration Bond Fund	$0 to $500 million Over $500 million	0.45% 0.40%

In the section entitled “Management of the Trust,” sub-section “Adminstrative Fee,” please delete the paragraph in its entirety and replace it with the following:

JNAM also serves as the “Administrator” to the Funds.  In addition to the investment advisory fee, the JNL/PPM America Total Return Fund and JNL/PPM America Low Duration Bond Fund pays JNAM an Administrative Fee of 0.10% of the average daily net assets of each Fund’s Class A shares.  In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the separate Funds.  JNAM does not receive a fee related to the performance of accounting and administrative functions for the JNL Money Market Fund. Each Fund is responsible for all other operating expenses (categorized as “Other Expenses” in the fee tables).

In the section entitled “Financial Highlights,” please delete the second paragraph and the table that follows in its entirety and replace it with the following:

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.  The information as of June 30, 2013 (semi-annual report) has not been audited.

Performance for the JNL/PPM America Low Duration Bond Fund has not been included because the Fund has not completed a fiscal year.

JNL Investors SeriesTrust(Unaudited)
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from
		Investment Operations(a)				Distributions from					Supplemental Data				Ratios(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations		Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (in thousands)	Portfolio Turnover (d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/PPM America Total Return Fund
06/30/2013	$11.83	$0.14	$(0.43)	$(0.29)		$–		$–		$11.54	(2.45)%	$607,884	52%	(f)	0.80%	(i)	0.80%	(i)	2.46%
12/31/2012	10.72	0.25	0.86	1.11		(0.00	) (e)	(0.00	) (e)	11.83	10.44	487,664	229	(f)	0.80	(i)	0.80	(i)	2.15
12/31/2011 (g)	11.73	0.04	0.04	0.08		(0.49)		(0.60)		10.72	0.87	301,591	33	(f)	0.76	(i)	0.76	(i)	2.41
10/31/2011	12.38	0.50	0.27	0.77		(0.54)		(0.88)		11.73	7.25	29,476	302	(f)	0.61		0.61		4.36
10/31/2010	11.94	0.53	1.09	1.62		(0.49)		(0.69)		12.38	14.88	27,488	246	(f)	0.60		0.60		4.56
10/31/2009 (h)	10.00	0.40	1.54	1.94		–		–		11.94	19.40	23,923	476	(f)	0.80		0.80		4.39
JNL Money Market Fund
06/30/2013	1.00	0.00	–	0.00	(e)	(0.00	) (e)	–		1.00	0.01	2,604,574	N/A		0.19		0.19		0.01
12/31/2012	1.00	0.00	–	0.00	(e)	(0.00	) (e)	–		1.00	0.05	2,124,182	N/A		0.19		0.19		0.05
12/31/2011 (g)	1.00	0.00	–	0.00	(e)	(0.00	) (e)	–		1.00	0.01	2,040,502	N/A		0.19		0.19		0.03
10/31/2011	1.00	0.00	–	0.00	(e)	(0.00	) (e)	–		1.00	0.05	1,894,400	N/A		0.19		0.20		0.05
10/31/2010	1.00	0.00	–	0.00	(e)	(0.00	) (e)	–		1.00	0.06	1,510,322	N/A		0.20		0.20		0.06
10/31/2009	1.00	0.01	–	0.01		(0.01)		–		1.00	0.60	844,206	N/A		0.21		0.21		0.49

(a)	Calculated using the average shares method.
(b)	Annualized for periods less than one year.
(c)	Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.
(d)	Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions.
(e)	Amount represents less than $0.005.
(f)
Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 647% for the period ended October 31, 2009, 454% for the year ended October 31, 2010, 410% for the year ended October 31, 2011, 56% for the period ended December 31, 2011, 328% for the year ended December 31, 2012 and 89% for the period ended June 30, 2013.

(g)	For the two months ended December 31, 2011
(h)	Commencement of operations for JNL/PPM America Total Return Fund was December 29, 2008.
(i)	Effective December 12, 2011, the JNL/PPM America Total Return Fund began charging an annual 12b-1 fee of 0.20% of average daily net assets.

This supplement is dated September 16, 2013.

 Version 1

Supplement Dated September 16, 2013
To The Summary Prospectus Dated April 29, 2013

JNL® Investors Series Trust

Please note that the changes apply to your variable annuity product(s).

Please add the following Fund on the cover page and to the Table of Contents:

JNL/PPM America Low Duration Bond Fund

The following Fund should be added to the summary prospectus section entitled “Summary Overview of Each Fund”:

JNL/PPM America Low Duration Bond Fund
Class A

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLInvestorSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 29, 2013, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is a high level of current income consistent with capital preservation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management	0.45%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses1	0.11%
Total Annual Fund Operating Expenses	0.76%

1 “Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and are based on estimated amounts for the initial fiscal year.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years
$78	$243

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. The Fund does not have portfolio turnover rate as of the date of this Prospectus as it has not commenced operations.

Principal Investment Strategies. The Fund invests primarily in investment-grade securities, including, without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities, and obligations of the U.S. government and its agencies.  The Fund may also invest in money market securities, collateralized mortgage obligations and foreign securities.  An investment grade securitiy is one that is rated within the four highest credit categories (e.g., AAA, AA, A, BBB, or equivalent) by at least one major credit

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rating agency or, if unrated, that has been determined by the Fund’s Sub-Adviser, PPM America, Inc. (the “Sub-Adviser” or “PPM”) to be of comparable quality.

The Fund’s average effective portfolio duration normally varies from one to three years.  The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the debt markets.  Duration is a measure of a bond price’s sensitivity to a change in interest rates.  Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates.

Normally, the Fund invests at least 80% of its net assets, in bonds.  The Sub-Adviser considers bonds to be debt securities, including without limitation, corporate bonds, asset-backed, commercial mortgage-backed and mortgage-backed securities and obligations of the U.S. government and its agencies.  For purposes of satisfying the 80% requirement, the Fund may also invest in derivative or other synthetic instruments that have economic characteristics similar to the debt instruments mentioned above. The Fund may invest up to 10% of its total assets in lower rated securities commonly known as “high yield” securities or “junk bonds”.  The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest, without limitation in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additonal Information.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may invest in dollar rolls.

The Sub-Adviser determines the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise.

The Sub-Adviser selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

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Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivative holdings were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

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Fixed income risk – The prices of fixed income securities response to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers.  Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Fund may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

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High yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principle payments. An unanticipated default would result in a reduction in income, a decline in the market value of the related securities and a decline in value. During an economic turndown or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet

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projected business goals and to obtain additional financing.
•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.  In addition, there may be less publicly available information and more volatile or less liquid markets and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities.

•
Issuer risk – A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.  Illiquid securities may also be difficult to value.  If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Mortgage-related and other asset-backed risk – Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages sooner than expected, which can reduce the returns.

•
U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.  The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, or their legal right to support from the U.S. Treasury.

•
When-issued, delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance.  The performance for the fund has not been included because the Fund has not commenced operations as of the date of this Prospectus.

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
PPM America, Inc.

Portfolio Manager:
Name:	Joined Fund Management Team In:	Title:
David Frizzie	September 2013	Senior Managing Director
Anthony Balestrieri	September 2013	Senior Managing Director

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Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

This supplement is dated September 16, 2013.

(To be used with JMV7698 04/13, VC5869 04/13, JMV7697 04/13, VC5890 04/13, VC5890ML 04/13, VC4224 04/13, JMV8798 04/13, JMV9476 04/13, JMV5763ML 04/13, JMV9476ML 04/13, JMV5763WF 04/13, JMV9476WF 04/13, VC5995 04/13, JMV5765 04/13, JMV2731 04/13, JMV8037 04/13, JMV9476L 04/13, JMV7698NY 04/13, NV5869 04/13, JMV7697NY 04/13, NV5890 04/13, NV4224 04/13, JMV9476NY 04/13, NV4224WF 04/13, JMV9476WFNY 04/13, NMV2731 04/13, JMV8037NY 04/13, JMV9476LNY 04/13, FVC4224FT 04/13, VC6016 04/13, VC5526 04/13, VC3656 04/13, VC3657 04/13, VC3723 04/13, NV6016 04/13, NV5526 04/13, NV3174 04/13, NV3174CE 04/13, NV3784 04/13, HR105 04/13, and VC2440 04/13.)

CMV11600 09/13

4

SAI Supplement

Supplement Dated September 16, 2013
To The Statement of Additional Information
Dated April 29, 2013

JNL® Investors Series Trust

Please note that the changes apply to your variable annuity product(s).

Please add the following Fund on the cover page:

Fund	Class
JNL/PPM America Low Duration Bond Fund	A

On page 2, under the section entitled “General Information and History,” please delete the paragraph in its entirety and replace it with the following:

The JNL Investors Series Trust (“Trust”) is an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust dated July 28, 2000.  The Trust currently offers Institutional Class shares of JNL Money Market Fund and Class A shares of JNL/PPM America Total Return Fund and JNL/PPM America Low Duration Bond Fund (each a “Fund” and collectively, “Funds”).  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), whose shares are registered with the SEC under and the Securities Act of 1933, as amended (“1933 Act”).

On page 13, please delete the paragraph entitled “Securities Lending,” in its entirety and replace it with the following:

Securities Lending.  The JNL/PPM America Total Return Fund and the JNL/PPM America Low Duration Bond Fund may lend securities to broker-dealers and financial institutions to realize additional income.  As a fundamental policy, a Fund will not lend securities if, as a result, more than 33 1/3% of a Fund’s total assets would be lent to other parties.  Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (i) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (ii) each Fund must receive any dividends or interest paid by the issuer on such securities; (iii) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (iv) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower.  A Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund or if the investments held in the collateral pool experience losses.  The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

On page 22, please delete the paragraphs (6) and (7) in the section entitled “Fundamental and Operating Policies Applicable to All Funds,” in its entirety and replace it with the following:

(6)
A Fund may not issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for JNL/PPM America Total Return Fund and JNL/PPM America Low Duration Bond Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 25% of the value of a Fund’s (not applicable to JNL/PPM America Total Return Fund and JNL/PPM America Low Duration Bond Fund) total assets by reason of a decline in net assets, a Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation.  This policy shall not prohibit reverse repurchase agreements,

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deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

(7)
A Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate amount borrowed shall not exceed 25% (except JNL/PPM America Total Return Fund and JNL/PPM America Low Duration Bond Fund may borrow up to 33 1/3% of its total assets) of the value of a Fund’s assets.  In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

On pages 26-27, in the section entitled “Trustees and Officers of the Trust,” in the column entitled “Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer” please delete the information in that column, and replace it with 109.

On pages 34-35, please delete the section entitled “Principal Holders of the Trust’s Shares,” in its entirety and replace it with the following:

PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of August 20, 2013, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund.

As of August 20, 2013, the following persons beneficially owned more than 5% or more of the shares of any class of a Fund.

Fund	Name and Address	Percentage of Shares Owned
JNL/PPM America Total Return Fund (Class A)
	JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	28.86%
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	25.03%
	JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	20.27%
	JNL Disciplined Moderate Fund 1 Corporate Way Lansing MI 48951	12.09%
	JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing MI 48951	6.47%
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	6.10%

On page 36, in the section entitled “Investment Adviser, Sub-Advisers and Other Service Providers,” in sub-section entitled “Investment Adviser/Sub-Advisers and Portfolio Managers,” please delete the first paragraph of the section entitled “PPM America, Inc.,” in its entirety and replace it with the following:

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the JNL/PPM America Total Return Fund and JNL/PPM America Low Duration Bond Fund.

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On page 37, in the section entitled “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please add the following tables:

The following tables reflect information as of June 30, 2013:

JNL/PPM America Low Duration Bond Fund
David Frizzie	Number Of Accounts	Total Assets
registered investment companies*:	0	$0
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Anthony Balestrieri	Number Of Accounts	Total Assets
registered investment companies*:	4	$3,588,395,568
other pooled investment vehicles:	1	$126,913,047
other accounts:	10	$19,627,461,690

On page 38, please add the following section entitled “Security Ownership of Portfolio Managers for the JNL/PPM America Total Return Fund”:

Security Ownership of Portfolio Managers for the JNL/PPM America Low Duration Bond Fund

Security Ownership of Portfolio Managers	David Frizzie	Anthony Balestrieri
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

On page 38, in the section entitled “Sub-Advisory Fees,” please add the following after the second paragraph:

Fund	Assets	Fees
JNL/PPM America Low Duration Bond Fund	For assets up to $500 million:
	$0 to $150 million	0.15%
	Assets over $150 million	0.10%

	For assets over $500 million:
	All Assets	0.10%

On page 39, please delete the paragraph entitled “Administrative Fee,” in its entirety and replace it with the following:

Administrative Fee. The JNL/PPM America Total Return Fund and the JNL/PPM America Low Duration Bond Fund pays to JNAM (“Administrator”) an Administrative Fee of 0.10% of the average daily net assets of each Fund. The Administrator does not receive a fee related to the performance of its services for the JNL Money Market Fund. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds.  In addition, the Administrator provides fund accounting and administration

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services for each Fund.  Each Fund is responsible for interest and taxes, overdraft expenses, trading expenses including brokerage commissions, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.

On page 42, in the section entitled “Distribution Plan,” please delete the third full paragraph in its entirety and replace it with the following:

Under the Distribution Plan for the Class A Shares, the fee is computed at a maximum annual rate of 0.20% (with the exception of the JNL Money Market Fund, which has no distribution fee for Institutional Class shares) of the average daily net assets attributable to the Class A shares of the Fund.  Each Fund will have the 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each fiscal quarter. To the extent consistent with the Distribution Plan and applicable law, the distribution fees reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services.  In no event shall such payments exceed JNLD's actual distribution and related service expenses for that quarter.

The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

This Supplement is dated September 16, 2013.

(To be used with: V6043 04/13 and V6043PROXY 04/13.)

CMV11601 09/13

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